Exhibit 10.32
CAUSE NO. 2008-52399

QUEST RESOURCE CORPORATION,	§	IN THE DISTRICT COURT OF
QUEST ENERGY PARTNERS, L.P.,	§
AND QUEST MIDSTREAM	§
PARTNERS, L.P.,	§
§
Plaintiffs,	§
§
v.	§
	§	HARRIS COUNTY, T E X A S
ROCKPORT ENERGY, LLC,	§
ROCKPORT GEORGETOWN	§
PARTNERS, LLC, ROCKPORT	§
GEORGETOWN LLC, ROCKPORT	§
GEORGETOWN HOLDINGS, LP,	§
JERRY D. CASH, BRYAN T. SIMMONS	§
AND STEVEN HOCHSTEIN,	§
§
Defendants.	§	165TH JUDICIAL DISTRICT
FULL AND FINAL SETTLEMENT AGREEMENT AND MUTUAL RELEASE
     THIS FULL AND FINAL SETTLEMENT AGREEMENT AND MUTUAL RELEASE (the “Agreement”) is made as of the last date signed below, among Quest Resource Corporation; Quest Energy Partners, L.P.; Quest Midstream Partners, L.P. (collectively, “Quest”); Rockport Energy, LLC; Rockport Georgetown Partners, LLC; Rockport Georgetown, LLC; Rockport Georgetown Holdings, LP; Jerry D. Cash; Bryan T. Simmons and Steven Hochstein. (collectively, the “Parties”).
RECITALS:
     WHEREAS, Quest Resource Corporation; Quest Energy Partners, L.P.; and Quest Midstream Partners, L.P. sued Rockport Energy, LLC; Rockport Georgetown Partners, LLC; Rockport Georgetown, LLC; Rockport Georgetown Holdings, LP; Jerry D. Cash; Bryan T.

Simmons and Steve Hochstein in the case styled Quest Resource Corporation, et al. v. Rockport Energy, LLC, et al.; Cause No. 2008-52399; In the District Court of Harris County, Texas; 165th Judicial District (the “Lawsuit”); and
     WHEREAS, Rockport Energy, LLC, Bryan T. Simmons (“Simmons”), and Steven Hochstein (“Hochstein”) filed cross-claims against Jerry D. Cash (“Cash”); and
     WHEREAS, Cash did not file an answer to the Lawsuit or to cross-claims; and
     WHEREAS, Quest amended its petition and dropped Rockport Georgetown Partners, LLC; Rockport Georgetown, LLC; and Rockport Georgetown Holdings, LP as defendants in the Lawsuit; and
     WHEREAS, Rockport Energy, LLC, Bryan T. Simmons and Steven Hochstein deny all liability under claims asserted by Quest; and
     WHEREAS, there is uncertainty and disagreement concerning the existence and extent of liability regarding matters at issue in the Lawsuit; and
     WHEREAS, to avoid the expense, inconvenience, and uncertainty of litigation, the Parties wish to compromise and settle the claims filed in the Lawsuit and the matters in dispute among them with respect to the Lawsuit; and
     WHEREAS, the Parties do not wish or intend this Agreement to be an admission by any of them concerning any matter whatsoever; and
     NOW THEREFORE, in consideration of the promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

     1. Settlement:
a.	As to Quest’s Claims against Rockport Energy LLC, Bryan T. Simmons, Steve Hochstein, and Jerry Cash: Rockport Energy, LLC agrees to assign, convey, pay or cause to be assigned, conveyed, or paid to Quest and Quest agrees to accept the following:
1.	60% of Rockport Energy, LLC’s interest in the Bird Island well (API# 17-023-22995), the ALL RA SUA unit, respective State Lease No. 18809 and any other interests in said unit. The interest shall be assigned to Quest in the form attached as Exhibit A.

2.	60% of Rockport Energy, LLC’s imputed interest in LGS Partners, L.P. The interest shall be conveyed to Quest in the form attached as Exhibit B.

3.	A cash payment of $188,650.00. The payment of $188,650 shall be paid within five (5) business days of the full execution of this Full and Final Settlement Agreement and Release by the Parties by wire transfer to:

Name of institution: Comerica Bank Name on the account: Quest Resource Corporation ABA No.: 111000753 Account number: 1881237372
b.	As to Rockport Energy, LLC, Bryan T. Simmons and Steve Hochstein’s claims against Jerry Cash: Rockport Energy, LLC will transfer $80,000 which has been held by Rockport Energy tax obligations. The amount will be forwarded to Cash’s accountant, Tom Swearingen, to be held in escrow pending payment to the I.R.S. Upon the completion of assignments, conveyances and payments due to Quest described above, Cash shall no longer have any interest in Rockport Energy, LLC and hereby relinquishes any such interest to Bryan T. Simmons and Steve Hochstein. Cash agrees to relinquish his membership in Rockport Energy, LLC in the form attached as Exhibit C.
     2. Release by Quest of Rockport Energy, LLC: Quest Resource Corporation, Quest Energy Partners, L.P., Quest Midstream Partners, L.P. and its past and present affiliates, parents, subsidiaries, divisions, predecessors, successors and assigns, and its present and former partners, employees, representatives, officers, directors, shareholders, and attorneys (the “Quest Parties”), hereby release and forever discharge Rockport Energy, LLC and its past and present affiliates, parents, subsidiaries, divisions, predecessors, successors and assigns, and its present and former members, managers, employees, representatives, officers, directors, and attorneys (the “Rockport Energy Parties”) of and from any and all claims, causes of action, suits, demands, charges, disputes, matters, controversies, liability, accrued or to accrue in the future, known or unknown, relating to, arising out of, or in any way connected to the events and transactions which were brought or could have been brought in the Lawsuit. This is a general release and is intended to be as broad as the law allows.
     3. Release by Quest of Bryan T. Simmons: The Quest Parties hereby release and forever discharge Bryan T. Simmons and his heirs, representatives, agents, successors, and assigns (the “Simmons Parties”) of and from any and all claims, causes of action, suits, demands, charges, disputes, matters, controversies, liability, accrued or to accrue in the future, known or unknown, relating to, arising out of, or in any way connected to the events and transactions which were brought or could have been brought in the Lawsuit. This is a general release and is intended to be as broad as the law allows.
     4. Release by Quest of Steven Hochstein: The Quest Parties hereby release and forever discharge Steven Hochstein and his heirs, representatives, agents, successors, and assigns (the “Hochstein Parties”) of and from any and all claims, causes of action, suits, demands, charges, disputes, matters, controversies, liability, accrued or to accrue in the future, known or unknown, relating to, arising out of, or in any way connected to the events and transactions which were brought or could have been brought in the Lawsuit. This is a general release and is intended to be as broad as the law allows.
     5. Release by Quest of Rockport Georgetown Partners, LLC; Rockport Georgetown, LLC; and Rockport Georgetown Holdings, LP: The Quest Parties hereby release and forever discharge Rockport Georgetown Partners, LLC; Rockport Georgetown, LLC; and Rockport Georgetown Holdings, LP, and their past and present affiliates, parents, subsidiaries, divisions, predecessors, successors and assigns, and their present and former members, managers, partners, employees, representatives, officers, directors, and attorneys (“the Rockport Georgetown Releasees”) of and from all claims, causes of action, suits, demands, charges, disputes, matters, controversies, liability, accrued or to accrue in the future, known or unknown, relating to, arising out of, or in any way connected to the events and transactions which were brought or could have been brought in the Lawsuit. This is a general release and is intended to be as broad as the law allows.
     6. Release by Jerry Cash of Rockport Energy, LLC, Bryan T. Simmons and Steven Hochstein: Cash and his heirs, representatives, agents, successors, and assigns (the “Cash Parties”) hereby release and forever discharge the Rockport Energy Parties, the Simmons

Parties and the Hochstein Parties of and from all claims, causes of action, suits, demands, charges, disputes, matters, controversies, liability, accrued or to accrue in the future, known or unknown, relating to, arising out of, or in any way connected to the events and transactions which were brought or could have been brought in the Lawsuit. This is a general release and is intended to be as broad as the law allows.
     7. Release by Rockport Energy, LLC, Bryan T. Simmons and Steven Hochstein of Jerry Cash: The Rockport Energy Parties, the Simmons Parties and the Hochstein Parties hereby release and forever discharge the Cash Parties of and from all claims, causes of action, suits, demands, charges, disputes, matters, controversies, liability, accrued or to accrue in the future, known or unknown, relating to, arising out of, or in any way connected to the events and transactions which were brought or could have been brought in the Lawsuit. This is a general release and is intended to be as broad as the law allows.
     8. Independent Settlement Agreement between Cash and Quest: The Parties acknowledge and agree that the terms, conditions, obligations and representations embodied in the Settlement Agreement dated May 19, 2009, between Cash and the Quest Entities (“Quest/Cash Agreement”) supersede the terms, conditions, obligations and representations embodied in this Agreement with regard to Cash and the Quest Entities to the extent they are inconsistent with the terms, conditions, obligations and representations embodied in the Quest/Cash Agreement.
     9. Defense and Indemnity Obligations: The Quest Parties are obligated to defend and indemnify Bryan T. Simmons and Steven Hochstein for actions taken as officers and employees of Quest or a related Quest entity to the extent that defense and indemnity is provided to Quest employees, officers or directors. This Agreement does not include any release of the Quest Parties’ obligations to defend and indemnify Bryan T. Simmons and Steven Hochstein.
     10. Dismissal with Prejudice: In consideration for the mutual promises contained in this Agreement, the parties shall file a Motion for Dismissal with Prejudice in the form attached hereto as Exhibit D. Said Motion for Dismissal with Prejudice shall be filed in the Lawsuit within five (5) business days following Quest’s receipt of the assignments, conveyances and payments described above in Part 1.a. Each Party will be fully responsible for its own court costs, including taxable court costs, attorneys’ fees, and all other expenses arising out of the Lawsuit or this Agreement.
     11. Confidentiality Agreement: The parties agree that the terms of this Agreement shall be CONFIDENTIAL. This means that the parties and their attorneys shall not disclose to anyone the terms of this Agreement, including the amount paid (or that any amount was paid) in settlement of the Lawsuit, except as required by legal or regulatory process, court order, governmental authority, professional requirements, or insurance agreement. Any person to whom this information is disclosed will be advised that the information is confidential. In the event that disclosure of this Agreement or its terms is sought from any party to this Agreement by subpoena or other legal process, the party upon whom the request is serviced shall give notice of the request as soon as practicable, by fax and by overnight delivery to the other Party’s counsel.
     12. Ownership of Claims Released:
a.	Quest represents that it owns the claims and rights being released in paragraphs 2-5 (the “Quest Released Claims”), and that no other person or entity owns, asserts, or has ever asserted any interest in the Quest Released Claims.

b.	Cash represents that he owns the claims and rights being released in paragraph 6 (the “Cash Released Claims”), and that no other person or entity owns, asserts, or has ever asserted any interest in the Cash Released Claims.

c.	Rockport Energy, LLC, Bryan T. Simmons and Steve Hochstein represent that they own the claims and rights being released in paragraph 7 (the “Rockport Released Claims”), and that no other person or entity owns, asserts, or has ever asserted any interest in the Rockport Released Claims
     13. Governing Law: This Agreement is to be construed, interpreted, and enforced under the laws of the State of Texas.
     14. No Waiver: No waiver of any provision of this Agreement shall be effective unless it is in writing and signed by the party against whom it is asserted, and any such written waiver shall be applicable only to the specific instance to which it relates and shall not be deemed to be a continuing or future waiver.
     15. Execution in Counterparts: This Agreement may be signed in separate counterparts by facsimile, each of which shall constitute an original.
     16. Entire Agreement and Amendments: The Parties agree that this Agreement sets forth all the promises and agreements between them and supersedes all prior and contemporaneous agreements, understandings, inducements, or conditions, expressed or implied, oral or written. No modifications, amendments, or changes to this Agreement shall be valid unless in writing and signed by an authorized representative of the Parties.

     17. Successors: It is understood and agreed that this Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, representatives, successors, and assigns.
     18. Authority: Each signatory to this Agreement hereby warrants and represents that such person has full authority to bind the Party or Parties for whom such person acts.
     19. Voluntary Execution: The Parties executing this Agreement represent, warrant and acknowledge that both they and their attorneys have read this Agreement, that they have consulted with their attorneys regarding this Agreement, that they are authorized to execute this Agreement, that there may be facts pertaining to the subject matter of this Agreement of which they are not presently aware but that they assume the risk of entering into this Agreement notwithstanding, that this Agreement is binding on them and their respective entities after execution by them, and that they execute this Agreement voluntarily, in good faith and without reliance upon any representation of any kind or character not expressly set forth herein.
     20. No Admission of Liability: It is fully understood by the Parties that the terms of this Agreement are contractual, that the Agreement is made in compromise, resolution, and settlement of all disputed claims, that such compromise, resolution, and settlement and this Agreement shall not be taken as an admission of liability of any kind or character by any of the Parties, and that such liability is expressly denied by the Parties. This Agreement shall not be admissible in any proceeding or cause of action as an admission of liability by any of the Parties.
     21. Construction of Agreement: All Parties have contributed to the drafting of this Agreement and have had an opportunity to consult with their respective counsel of their choice and to change any provision within this Agreement prior to its execution. In the event of any dispute arising among the Parties in connection with this Agreement, it is the intent of the Parties that no party shall be entitled to have any wording of this Agreement construed either in favor of or against any other party based on the fact that such party is alleged to have been the drafter of the Agreement.
     22. Severability: This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable legal requirements. If any provision of this Agreement or the application of this Agreement to any person or circumstance shall for any reason and to any extent, be invalid or unenforceable, the part of this Agreement in which such provision is contained, the remainder of this Agreement, and the application of such provision to other persons or circumstances shall not be affected thereby, but rather shall be enforced to the greatest extent permitted by law.
     23. Attorneys’ Fees: If any Party files a lawsuit to enforce or construe any provision in this Agreement, the prevailing party shall be entitled to recover all attorneys’ fees and costs of court incurred in same.
signatures appear on the following page

To evidence assent to the terms of this Agreement, the Parties have executed this Agreement as set forth below:
Quest Resource Corporation

By:	/s/ David C. Lawler

(name), (office)
ACKNOWLEDGMENT

STATE OF OKLAHOMA	§
§
COUNTY OF OKLAHOMA	§
     BEFORE ME, the undersigned authority, on this day personally appeared David C. Lawler, President of Quest Resource Corporation, known to me to be the person who signed the foregoing Full and Final Settlement Agreement and Mutual Release, and acknowledged that he signed on behalf of Quest Resource Corporation voluntarily and of his own free will after having read and understood its effect.
     GIVEN before me this 15th day of May, 2009, by the said David C. Lawler, President of Quest Resource Corporation.

/s/ Jerris Johnson NOTARY PUBLIC in and for the State of Oklahoma
My Commission Expires:
10/16/2011

Quest Energy Partners, L.P.

By:	/s/ David C. Lawler (name), (office)
ACKNOWLEDGMENT

STATE OF OKLAHOMA	§
§
COUNTY OF OKLAHOMA	§
     BEFORE ME, the undersigned authority, on this day personally appeared David C. Lawler, President of Quest Energy Partners, L.P., known to me to be the person who signed the foregoing Full and Final Settlement Agreement and Mutual Release, and acknowledged that he signed on behalf of Quest Energy Partners, L.P. voluntarily and of his own free will after having read and understood its effect.
     GIVEN before me this 15th day of May, 2009, by the said David C. Lawler, President of Quest Energy Partners, L.P.

/s/ Jerris Johnson NOTARY PUBLIC in and for the State of Oklahoma
My Commission Expires:
10/16/2011

Quest Midstream Partners, L.P.

By:	/s/ David C. Lawler (name), (office)
ACKNOWLEDGMENT

STATE OF OKLAHOMA	§
§
COUNTY OF OKLAHOMA	§
     BEFORE ME, the undersigned authority, on this day personally appeared David C. Lawler, President of Quest Midstream Partners, L.P., known to me to be the person who signed the foregoing Full and Final Settlement Agreement and Mutual Release, and acknowledged that he signed on behalf of Quest Midstream Partners, L.P. voluntarily and of his own free will after having read and understood its effect.
     GIVEN before me this 15th day of May, 2009, by the said David C. Lawler, President of Quest Midstream Partners, L.P.

/s/ Jerris Johnson NOTARY PUBLIC in and for the State of Oklahoma
My Commission Expires:
10/16/2011

Rockport Energy, LLC

By:	/s/ Steven L. Hochstein Steven L. Hochstein, Manager
ACKNOWLEDGMENT

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§
     BEFORE ME, the undersigned authority, on this day personally appeared Steven L. Hochstein, Manager of Rockport Energy, LLC, known to me to be the person who signed the foregoing Full and Final Settlement Agreement and Mutual Release, and acknowledged that he signed on behalf of Rockport Energy, LLC voluntarily and of his own free will after having read and understood its effect.
     GIVEN before me this 14 day of May, 2009, by the said Steven L. Hochstein, Manager of Rockport Energy, LLC.

/s/ Katie M. Casey NOTARY PUBLIC in and for the State of Texas
My Commission Expires:
March 26, 2012

Rockport Georgetown Partners, LLC

By:	/s/ Jerry Cash

(name), (office)
ACKNOWLEDGMENT

STATE OF OKLAHOMA	§
§
COUNTY OF OKLAHOMA	§
     BEFORE ME, the undersigned authority, on this day personally appeared Jerry Cash, Manager of Rockport Georgetown Partners, LLC, known to me to be the person who signed the foregoing Full and Final Settlement Agreement and Mutual Release, and acknowledged that he signed on behalf of Rockport Georgetown Partners, LLC voluntarily and of his own free will after having read and understood its effect.
     GIVEN before me this 19th day of May, 2009, by the said Manager, Jerry Cash of Rockport Georgetown Partners, LLC.

/s/ Jennifer Johnson
NOTARY PUBLIC in and for the State of Oklahoma
My Commission Expires:
04/19/13

Rockport Georgetown, LLC

By:	/s/ Jerry Cash

(name), (office)
ACKNOWLEDGMENT

STATE OF OKLAHOMA	§
§
COUNTY OF OKLAHOMA	§
     BEFORE ME, the undersigned authority, on this day personally appeared Jerry Cash, Manager of Rockport Georgetown, LLC, known to me to be the person who signed the foregoing Full and Final Settlement Agreement and Mutual Release, and acknowledged that he signed on behalf of Rockport Georgetown, LLC voluntarily and of his own free will after having read and understood its effect.
     GIVEN before me this 19th day of May, 2009, by the said Jerry Cash, Manager of Rockport Georgetown, LLC.

/s/ Jennifer Johnson NOTARY PUBLIC in and for the State of Oklahoma
My Commission Expires:
04/19/13

Rockport Georgetown Holdings, LP

By:	/s/ Jerry Cash

(name), (office)
ACKNOWLEDGMENT

STATE OF OKLAHOMA	§
§
COUNTY OF OKLAHOMA	§
     BEFORE ME, the undersigned authority, on this day personally appeared Jerry Cash, Manager of Rockport Georgetown Holdings, LP, known to me to be the person who signed the foregoing Full and Final Settlement Agreement and Mutual Release, and acknowledged that he signed on behalf of Rockport Georgetown Holdings, LP voluntarily and of his own free will after having read and understood its effect.
     GIVEN before me this 19th day of May, 2009, by the said Jerry Cash, Manager of Rockport Georgetown Holdings, LP.

/s/ Jennifer Johnson NOTARY PUBLIC in and for the State of Texas
My Commission Expires:
04/19/13

Bryan T. Simmons

/s/ Bryan T. Simmons
ACKNOWLEDGMENT

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§
     BEFORE ME, the undersigned authority, on this day personally appeared Bryan T. Simmons, known to me to be the person who signed the foregoing Full and Final Settlement Agreement and Mutual Release, and acknowledged that he signed voluntarily and of his own free will after having read and understood its effect.
     GIVEN before me this 14 day of May, 2009, by Bryan T. Simmons.

/s/ Katie M. Casey NOTARY PUBLIC in and for the State of Texas
My Commission Expires:
March 26, 2012

Steven Hochstein

/s/ Steven Hochstein
ACKNOWLEDGMENT

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§
     BEFORE ME, the undersigned authority, on this day personally appeared Steven Hochstein, known to me to be the person who signed the foregoing Full and Final Settlement Agreement and Mutual Release, and acknowledged that he signed voluntarily and of his own free will after having read and understood its effect.
     GIVEN before me this 14 day of May, 2009, by Steven Hochstein.

/s/ Katie M. Casey NOTARY PUBLIC in and for the State of Texas
My Commission Expires:
March 26, 2012

Jerry D. Cash

/s/ Jerry D. Cash
ACKNOWLEDGMENT

STATE OF OKLAHOMA	§
§
COUNTY OF OKLAHOMA	§
     BEFORE ME, the undersigned authority, on this day personally appeared Jerry D. Cash, known to me to be the person who signed the foregoing Full and Final Settlement Agreement and Mutual Release, and acknowledged that he signed voluntarily and of his own free will after having read and understood its effect.
     GIVEN before me this 19th day of May, 2009, by Jerry D. Cash.

/s/ Jennifer Johnson NOTARY PUBLIC in and for the State of Oklahoma
My Commission Expires:
04/19/13

Exhibit A
ASSIGNMENT AND BILL OF SALE
State: LOUISIANA
Parish: CAMERON
Assignor: Rockport Energy, LLC
Assignee: Quest Resource Corporation
Effective Date: November 1, 2008
     For adequate consideration, the receipt and sufficiency of which is acknowledged, Assignor, named above, sells, assigns, and transfers unto Assignee, named above, and Assignee’s successors and assigns, an undivided Sixty percent (60%) of Assignor’s right, title, interests, and properties described in paragraphs 1. through 10. below, and all rights, estates, powers and privileges appurtenant to those rights, interests, and properties, all collectively referred to in this Assignment as the “Assets.”
     1. An undivided Sixty percent (60%) of all rights, title, and interests of Assignor in, to, and under the oil, gas, and mineral leases (the “Leases”) and wells (the “Wells”) described in Exhibit “A,” including any working interests and over-riding royalty interests, and the oil and gas leasehold estates and other interests in the lands described on Exhibit “A.” Exhibit “A” is attached to and made a part of this Assignment and Bill of Sale for all purposes.
     2. Without limit the foregoing, an undivided Sixty percent (60%) of all other rights, title, and interests of Assignor, of whatever kind or character in and to the lands specifically described on Exhibit “A” (the “Lands”), even though the interests of Assignor and the Lands may be incorrectly described, or a description of an interest is omitted from Exhibit “A”; and, an undivided Sixty percent (60%) of all rights, title, and interests of Assignor in, to, under, or derived from all oil, gas, and mineral leases and leasehold fee or mineral interests and all other interests of whatever character, insofar as the same covers or relates to the Lands, Leases and Wells described in Exhibit “A” even though an interest may be incorrectly described or omitted from Exhibit “A.”
     3. An undivided Sixty percent (60%) of all rights, title, and interests of Assignor in all rights, privileges, benefits, and powers conferred on the holder of the Leases, Lands and Wells with respect to the use and occupation of the surface and the subsurface depths under the Lands and Leases.
     4. An undivided Sixty percent (60%) of all rights, title, and interests of Assignor in any pooled or unitized acreage or rights included, in whole or in part, within the Lands, including all oil and gas production from the pool or unit allocated to such properties (including, without limitation, units formed under orders, rules, regulations, or other official acts of any state or other authority having jurisdiction and so called “working interest units” created under operating agreements or otherwise) and all interests in any wells within the unit or pool associated with such properties, whether the unitized or pooled oil and gas production comes from wells located within or without the areas covered by the Lands, and all tenements, hereditaments, and appurtenances belonging to the properties.
     5. An undivided Sixty percent (60%) of all rights, title, and interests of Assignor in all of the permits, licenses, servitudes, easements, rights of way, orders, gas purchase and sale contracts, crude oil purchase and sale contracts or agreements, surface leases, farmin and farmout agreements, acreage contribution agreements, operating agreements, unit agreements, processing agreements, options, leases of equipment or facilities, and other contracts, agreements, and rights, and any amendments, which are owned by Assignor, in whole or in part, whether or not the same appear of record in the county where the Lands are located, and which are appurtenant to, affect, are used or held for use in connection with either the ownership, operation, production, treatment or marketing of oil and gas, or either of them, and the sale or disposal of water, hydrocarbons, or associated substances from the Lands and Leases.
     6. An undivided Sixty percent (60%) of all rights, title, and interests of Assignor in all of the real, personal, and mixed property located in or on the Lands, Leases and Wells or used in their operation, which are owned by Assignor or by a third person on behalf of Assignor, in whole or in part, including, without limitation, crude oil, condensate, or products (in storage or in pipelines), wells, well equipment, casing, tanks, boilers, buildings, tubing, pumps, motors, valves, fixtures, machinery and other equipment, pipelines, gathering systems, power lines, telephone lines, roads, field processing plants, and all other improvements used in operations.
     7. An undivided Sixty percent (60%) of all of the rights, title, and interests of Assignor in all of the files, records, information, and data relating to the items described in paragraphs 1. through 6. above, including without limitation, title records (including title opinions, abstracts, and title curative documents); contracts; geological and seismic records, data and information; and, production records, electric logs, and all related matters.

     8. To the extent transferable, the benefit of and the right to enforce all rights, covenants, and warranties, if any, under the terms and conditions of any of the agreements and contracts described in paragraph 5. above, which Assignor is entitled to enforce, with respect to the Assets, against Assignor’s predecessors in title to the Assets and against any other party to such agreements and contracts.
     9. To the extent necessary to allow Assignee to have full use of and access to the Lands, Assignor grants such right of ingress and egress, rights of way and easements, and their full and uninterrupted use, across any lands which Assignor may own or where Assignor may be the lessee under an oil, gas, and mineral lease(s), over or through which Assignee crosses or has the right to cross for use and access to the Lands described in Exhibit “A.” This grant is limited to the rights of Assignor to grant such rights of ingress and egress, rights of way, and easements under agreements, deeds, or leases through which Assignor claims title.
     10. An undivided Sixty percent (60%) of all other rights and obligations arising under contract or otherwise by law, or by the occurrence of conditions precedents, which may or may not yet have occurred, owned in whole or in part by Assignor, which rights and obligations are incidental to the Assets described in paragraphs 1. through 9. above, including the right, if any, to operate the Assets.
     TO HAVE AND TO HOLD the Assets unto Assignee and its successors and assigns forever; provided, however, this Assignment is made by Assignor and accepted by Assignee subject to the following terms, representations, agreements, and provisions:
     1. Assignor represents and agrees that its joint interest account, if applicable, with the operator of wells on the Lands and Leases is current, and that all ad valorem taxes assessed, due and payable on the Assets have been fully paid for all time periods. Assignor acknowledges Assignee has materially relied upon this representation in accepting this Assignment.
     2. At closing, Assignor shall deliver to Assignee all relevant books, records, files, documents, data, and other information pertaining to the Assets. From time to time, whether at or after closing, as requested by Assignee, its successors or assigns, Assignor will execute and deliver any and all documents and take such other reasonable actions as may be necessary to fully convey and transfer the Assets to Assignee.
     3. Assignor shall be entitled to all proceeds accruing to the Assets prior to the Effective Date of this Assignment and Bill of Sale, including proceeds attributable to product inventories above the pipeline connection and gas product inventories as of the Effective Date and shall be responsible for operating expenses, capital expenditures, all taxes, and other obligations on the Assets acquired in previous Agreements prior to the Effective Date. Assignee shall be entitled to an undivided Sixty percent (60%) of proceeds accruing to the Assets, whether it be a working interest or over-riding royalty interest, after the Effective Date and shall be responsible for the operating expenses, capital expenditures, all taxes, or other obligations on the Assets Assignor may have had prior to the Effective Date.
     4. This Assignment and Bill of Sale is made expressly subject to all of the leases, agreements, and other documents described in Exhibit “A,” and all other valid and existing contracts, easements, and other instruments affecting all or any part of the Assets, together with any and all existing overriding royalties and other interests payable out of production from all or any part of the Lands, as shown of record.
     As to claims arising by, through, or under Assignor, Assignor warrants that title to the Assets is good and marketable, and Assignor agrees that Assignor shall be responsible for title defects occurring or arising out of occurrences or omissions of, by, through, or under Assignor, but not otherwise. In addition, Assignor represents and covenants that the Assets are free and clear of any and all liens, encumbrances, or claims of third parties created by Assignor; and, further that Assignor has no notice of pending litigation or claims of any kind, including claims by the owners of the surface and/or mineral estate, which would or could, if successfully prosecuted, impair in any manner the Assets.
     ASSIGNOR MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, NATURE OR DESCRIPTION, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT AND PERSONAL PROPERTY LOCATED ON THE ASSETS, INCLUDING, WITHOUT LIMITATION, THE CONDITION OF THE EQUIPMENT OR ITS MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.
     It is the intention and agreement of Assignor and Assignee that the provisions of this Assignment and Bill of Sale shall be severable. Should the whole or any portion of a section or paragraph be judicially held to be void or invalid, such holding shall not affect other portions which can be given effect without the invalid or void portion.
     The provisions of this Assignment shall be binding on and inure to the benefit of Assignee and Assignor and their respective affiliates, heirs, devisees, legal or personal representatives, successors, and assigns and shall constitute covenants running with the Lands and the Assets.

     This Assignment is executed by Assignor and Assignee as of the date of the acknowledgments of their signatures below, but is effective as of the Effective Date stated above.

Rockport Energy, LLC (Assignor)
By:

Title:
Quest Resource Corporation (Assignee)
By:

Title:
[Exhibit “A”: Description of Oil and Gas Lease, Land and Well.]

STATE OF TEXAS	)
	)	§
COUNTY OF	)
     Before me, the undersigned, a Notary Public, in and for said County and State, on this ___ day of , 2009, personally appeared _____, to me known to be the identical person who subscribed the name of the maker thereof to the within and forgoing instrument as its _____, and acknowledged to me that he executed the same as his free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.
IN WITNESS WHEREOF, I have hereunto set my official signature and affixed my official seal the day and year last above written.

My commission expires:	Notary Public

STATE OF OKLAHOMA	)
	)	§
COUNTY OF OKLAHOMA	)
     Before me, the undersigned, a Notary Public, in and for said County and State, on this ___ day of , 2009, personally appeared _____, to me known to be the identical person who subscribed the name of the maker thereof to the within and forgoing instrument as its _____, and acknowledged to me that he executed the same as his free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.
IN WITNESS WHEREOF, I have hereunto set my official signature and affixed my official seal the day and year last above written.

My commission expires:	Notary Public

EXHIBIT “A”
Attached to and made a part hereof that certain Assignment and Bill of Sale dated ___ by and between Rockport Energy, LLC, (as Assignor) and Quest ___, (as Assignee):

Well:	SL 18809 Well#1, known as the Bird Island Well, API # 17-023-22995, located upon State Lease No. 18809, Cameron Parish, Louisiana.
Lease:	State Lease No. 18809, recorded December 27, 2005 at Entry No. 295296 of the official records of Cameron Parish, Louisiana, Harold J. Anderson as original Lessee.

Exhibit B
BILL OF SALE AND ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST
     This Bill of Sale and Assignment of Limited Partnership Interest (this “Agreement”), dated effective as of May 19, 2009, and effective as of April 7, 2009 (the “Effective Date”), is by and between ROCKPORT ENERGY LLC, a Texas limited liability company (“Rockport”), and QUEST OIL & GAS LLC, a Kansas limited liability company (“Quest”), as assignee of QUEST RESOURCE CORPORATION, a Nevada corporation (“Quest Corporation”). Capitalized terms used but not defined herein shall have the meaning given such term in the Agreement of Limited Partnership of LGS Development, L.P., a Texas limited partnership (the “Partnership”) dated as of May 4, 2005 (as amended, the “Partnership Agreement”). All capitalized terms used herein and not otherwise defined herein will have the meanings assigned to such terms in the Partnership Agreement
RECITALS
     WHEREAS, Rockport has been named as a defendant in the case styled Quest Resource Corporation et al. v. Rockport Energy, LLC et al.; Cause No. 2008-52399; In the 165th Judicial District Court, Harris County, Texas (the “Lawsuit”);
     WHEREAS, Rockport holds an LP Interest in the Partnership, which LP Interest represents, as of March 29, 2009 and subject to change in accordance with the Partnership Agreement, a Percentage Interest of 44.66501% prior to Payout and a Percentage Interest of 25.00% following Payout (the “Rockport Interest”); and
     WHEREAS, pursuant to the terms of the Full and Final Settlement Agreement and Mutual Release, dated as of May 19, 2009 (the “Settlement”), among Quest Corporation, Quest Energy Partners, L.P., Quest Midstream Partners, L.P., Rockport, Rockport Georgetown Partners, LLC, Rockport Georgetown, LLC, Rockport Georgetown Holdings, LP, Jerry D. Cash, Bryan T. Simmons and Steven Hochstein, in consideration of a release of all claims by the plaintiffs in the Lawsuit against Rockport, its members, Jerry D. Cash, Bryan T. Simmons, and Steven Hochstein and the other defendants in the Lawsuit, Rockport has agreed to convey and assign 60% of the Rockport Interest (the “Transferred Interest”) to Quest, such interest being an LP Interest that, as of March 29, 2009 and subject to change in accordance with the Partnership Agreement, represents a Percentage Interest of 26.799006% prior to Payout and a Percentage Interest of 15.00% following Payout.
     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein and in the Settlement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto promise and agree as follows:
     1. Pursuant to the terms of the Settlement, Rockport hereby sells, assigns, conveys, grants and transfers the Transferred Interest to Quest in consideration of the release and discharge by Quest Corporation of all claims which were brought or could have been brought by Quest Corporation in the Lawsuit.

     2. Rockport represents and warrants as of the date hereof that: (i) it is the beneficial and record owner of the Transferred Interest; (ii) it holds good, valid and marketable title to the Transferred Interest, free and clear of any security interest, mortgage, deed of trust, pledge, lien or other encumbrance of any nature whatsoever (together, “Encumbrances”); (iii) it possesses full authority and legal right to sell, transfer and assign to Quest the entire legal and beneficial ownership of the Transferred Interest, free and clear of all Encumbrances; and (iv) upon transfer of the Transferred Interest, Quest will own the entire legal and beneficial interest in the Transferred Interest free and clear of all Encumbrances, and subject to no legal, equitable, transfer or other restrictions of any kind, except transfer restrictions imposed by operation of applicable securities laws.
     3. Each party hereby agrees from time to time after delivery of this instrument to do, execute, acknowledge and deliver or to cause to be done, executed, acknowledged and delivered such further agreements, transfers, assignments, conveyances and assurances, including but not limited to the Consent and Amendment No. 4 to the Agreement of Limited Partnership of the Partnership dated as of the date hereof, as may be reasonably requested by the other party in order to effect the full assignment, transfer and assumption, as applicable, of the Transferred Interest and any related liabilities.
     4. Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon, or give to, any person other than the parties hereto and their respective successors or assigns, any remedy or claim under or by reason of this Agreement or any term, covenant or condition hereof, and all of the terms, covenants and conditions, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns.
     5. This Agreement may be executed in any number of counterparts with the same effect as if the signatures thereto were upon one instrument.
     6. None of the provisions in this Agreement may be waived, changed or altered except in a writing signed by all of the parties hereto.
     7. This Agreement shall be governed by and construed and enforced in accordance with the internal laws (as opposed to the conflicts of laws provisions) of the State of Texas.
[Signature Page Follows]

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     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above, to be effective as of the Effective Date.

ROCKPORT: ROCKPORT ENERGY LLC, a Texas limited liability company
By:
	Name:	Bryan T. Simmons
	Title:	Manager

QUEST: QUEST OIL & GAS LLC, a Kansas limited liability company
By:
	Name:	David C. Lawler
	Title:	President

Exhibit C
BILL OF SALE AND ASSIGNMENT OF UNITS
     This Bill of Sale and Assignment of Units (this “Agreement”), dated effective as of May 19, 2009, is by and among JERRY D. CASH, an individual resident of the State of Oklahoma (the “Transferor”), STEVEN HOCHSTEIN, an individual resident of the State of Texas (“Hochstein”), and BRYAN T. SIMMONS, an individual resident of the State of Texas (“Simmons” and together with Hochstein, the “Transferees”). Capitalized terms used but not defined herein shall have the meaning given such term in the Operating Agreement of Rockport Energy LLC dated as of April 15, 2004 (the “Operating Agreement”).
RECITALS
     WHEREAS, each of Rockport Energy LLC, a Texas limited liability company (“Rockport”), the Transferor, and the Transferees has been named as a defendant in the case styled Quest Resource Corporation et al. v. Rockport Energy, LLC et al.; Cause No. 2008-52399; In the 165th Judicial District Court, Harris County, Texas (the “Lawsuit”);
     WHEREAS, the Transferor currently holds 33.3 Units (the “Transferred Units”) in Rockport, and each of the Transferees currently holds 33.3 Units in Rockport; and
     WHEREAS, pursuant to the terms of the Full and Final Settlement Agreement and Mutual Release (the “Settlement”) dated as of May 19, 2009, among Quest Resource Corporation, Quest Energy Partners, L.P., Quest Midstream Partners, L.P., Rockport, Rockport Georgetown Partners, LLC, Rockport Georgetown, LLC, Rockport Georgetown Holdings, LP, the Transferor, and the Transferees, in consideration of a release of all cross-claims by Rockport and the Transferees (collectively, the “Cross Claimants”) against the Transferor, the Transferor has agreed to convey and assign the Transferred Units equally to each of the Transferees.
     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein and in the Settlement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto promise and agree as follows:
     1. Pursuant to the terms of the Settlement, the Transferor hereby sells, assigns, conveys, grants and transfers the Transferred Units equally to each of the Transferees in consideration of the release and discharge by the Cross Claimants of all cross-claims which were brought or could have been brought by the Cross Claimants against the Transferor in the Lawsuit.
     2. The Transferor represents and warrants as of the date hereof that: (i) he is the beneficial and record owner of the Transferred Units; (ii) he holds good, valid and marketable title to the Transferred Units, free and clear of any security interest, mortgage, deed of trust, pledge, lien or other encumbrance of any nature whatsoever (together, “Encumbrances”); (iii) he possesses full authority and legal right to sell, transfer and assign equally to each of the Transferees the entire legal and beneficial ownership of the Transferred Units, free and clear of all Encumbrances; and (iv) upon transfer of the Transferred Units, the Transferees together will own the entire legal and beneficial interest in the Transferred Units free and clear of all

Encumbrances, and subject to no legal, equitable, transfer or other restrictions of any kind, except transfer restrictions imposed by operation of applicable securities laws.
     3. Each party hereby agrees from time to time after delivery of this instrument to do, execute, acknowledge and deliver or to cause to be done, executed, acknowledged and delivered such further transfers, assignments, conveyances and assurances as may be reasonably requested by the other party in order to effect the full assignment, transfer and assumption, as applicable, of the Transferred Units and any related liabilities.
     4. Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon, or give to, any person other than the parties hereto and their respective successors or assigns, any remedy or claim under or by reason of this Agreement or any term, covenant or condition hereof, and all of the terms, covenants and conditions, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns.
     5. This Agreement may be executed in any number of counterparts with the same effect as if the signatures thereto were upon one instrument.
     6. None of the provisions in this Agreement may be waived, changed or altered except in a writing signed by all of the parties hereto.
     7. This Agreement shall be governed by and construed and enforced in accordance with the internal laws (as opposed to the conflicts of laws provisions) of the State of Texas.
[Signature Page Follows]

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     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

TRANSFEROR:

JERRY D. CASH

TRANSFEREES:

STEVEN HOCHSTEIN

BRYAN T. SIMMONS
[Signature Page to the Bill of Sale and Assignment of Units]